UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2023

Integrated Rail and Resources Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41048	86-2581754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 W. Morse Boulevard, Suite 220

Winter Park, FL 32789

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (321) 972-1583

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	IRRXU	The New York Stock Exchange
Shares of Class A common stock, par value $0.0001 per share	IRRX	The New York Stock Exchange
Redeemable Warrants, each exercisable for one share of Class A common stock for $11.50 per share	IRRXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 13, 2023, Integrated Rail and Resources Acquisition Corp. (the “Company”) issued an unsecured promissory note (the “Promissory Note”) to DHIP Natural Resources Investments, LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Company is entitled to borrow up to an aggregate principal amount of $4,153,224 from the Sponsor in order to fund costs related to the extension of the date by which the Company must consummate an initial business combination (the “Business Combination”) pursuant to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) (including without limitation the Payee’s April 14, 2023 and March 13, 2023 deposits, on behalf of the Maker as a loan, each in the amount of $692,204 into the trust account maintained by American Stock Transfer & Trust Company LLC (the “Trustee”) under the Trust Agreement, dated as of November 11, 2021, as amended on February 8, 2023, by and between the Company and Trustee (the “Trust Agreement”)). All unpaid principal under the Promissory Note will be due and payable in full on the earlier of (i) August 15, 2023 (or such later extension date permitted by the Certificate of Incorporation in the event the stockholders of the Company approve a further amendment to the Certificate of Incorporation to extend the period to consummate the Business Combination) (the “Maturity Date”) and (ii) the date on which the Company consummates the Business Combination.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01	Other Events.

On April 12, 2023, the Company issued a press release announcing the extension of the date by which the Company must consummate a Business Combination, pursuant to the Certificate of Incorporation and Trust Agreement, from April 15, 2023 to May 15, 2023. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Information contained on or accessible through any website reference in the press release is not part of, nor incorporated by reference in, this Current Report on Form 8-K, and the inclusion of such website address in this Current Report on Form 8-K by incorporation by reference of the press release is as inactive textual references only.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Promissory Note, dated as of April 13, 2023.

99.1	Press Release, dated April 12, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Rail and Resources Acquisition Corp

Date: April 14, 2023	By:	/s/ Mark A. Michel
	Name:	Mark A. Michel
	Title:	Chief Executive Officer